UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 23, 2024

A SPAC II Acquisition Corp.

(Exact name of registrant as specified in its charter)

British Virgin Islands	001-41372	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

289 Beach Road

#03-01

Singapore 199552

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: +65 6818 5796

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, with no par value, one-half of one redeemable warrant and one right to receive one-tenth of one Class A ordinary share	ASCBU	The Nasdaq Stock Market LLC
Class A ordinary shares included as part of the units	ASCB	The Nasdaq Stock Market LLC
Rights included as part of the units	ASCBR	The Nasdaq Stock Market LLC
Warrants included as part of the units	ASCBW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

As described below under Item 5.07 of this Current Report on Form 8-K, A SPAC II Acquisition Corp. (“ASCB” or the “Company”) held its extraordinary general meeting on July 23, 2024 (the “EGM”) at which the shareholders voted on the proposal to amend and restate the Company’s amended and restated memorandum and articles of association to allow ASCB to extend the date by which it has to consummate a business combination for an additional twelve (12) months from August 5, 2024 to August 5, 2025 (the “Extension Amendment Proposal”). Shortly after the EGM, the Company filed the Third Amended and Restated Memorandum and Articles of Association (the “Amended Charter”) with the Registrar of Corporate Affairs at the British Virgin Islands. Pursuant to the Amended Charter which is effective on July 23, 2024, the Company has up to 39 months from its initial public offering (i.e., until August 5, 2025) to consummate an initial business combination. A copy of the Amended Charter is filed as Exhibit 3.1 to this Current Report. The foregoing summary of the Amended Charter is subject to, and qualified in its entirely by, such document.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On July 23, 2024 at 9:00 a.m. Eastern Time, ASCB held its EGM at which the shareholders voted on the following proposal pursuant to the definitive proxy statement, filed by the Company with the Securities and Exchange Commission on July 5, 2024 and mailed by the Company to its shareholders on or about July 8, 2024 (the “Proxy Statement”).

As of June 20, 2024, the record date for the EGM, there were 7,296,395 ordinary shares outstanding and entitled to vote. At the EGM, there were 6,464,659 ordinary shares voted by proxy or in person, representing 88.6 % of the total number of outstanding ordinary shares as of the record date, and constituting a quorum for the transaction of business. The shareholders approved the Extension Amendment Proposal at the EGM. The Extension Amendment Proposal is described in more detail in the Proxy Statement.

A summary of the voting results at the EGM is set forth below:

1. Proposal No. 1 — The Extension Amendment Proposal

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
6,114,387	350,272	0	0

Redemption of Ordinary Shares

An aggregate of 1,608,417 ordinary shares were tendered for redemption in connection with the EGM.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

3.1	Third Amended and Restated Memorandum and Articles of Association.
104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

A SPAC II Acquisition Corp.

	By:	/s/ Serena Shie
		Name:	Serena Shie
		Title:	Chief Executive Officer

Dated: July 24, 2024

3